UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information.

•                                          Current Report on Form 8-K filed on March 17, 2011 to provide the required financial information relating to our acquisition of Prattville Town Center, located in Prattville, Alabama, as described in that Current Report;

•                                          Current Report on Form 8-K filed on March 17, 2011 to provide the required financial information relating to our acquisition of Northcrest Shopping Center, located in Charlotte, North Carolina, as described in that Current Report; and

•                                          Current Report on Form 8-K filed on March 31, 2011 to provide the required financial information relating to our acquisition of Landstown Commons Shopping Center, located in Virginia Beach, Virginia, as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits

(a)                                Financial statements of businesses acquired

2

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2010	F-10

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2010	F-11

(b)                                Pro forma financial information

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: April 13, 2011	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Accounting Officer

4

5

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Prattville Town Center (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Prattville Town Center for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 8, 2011

PRATTVILLE TOWN CENTER

Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

Gross income:
Base rental income	$2,215,546
Operating expense, insurance, other income, and real estate tax recoveries	301,878
Total gross income	2,517,424
Direct operating expenses:
Operating expenses	303,048
Insurance	25,674
Real estate taxes	123,597
Total direct operating expenses	452,319
Excess of gross income over direct operating expenses	$2,065,105

See accompanying notes to historical summary of gross income and direct operating expenses.

PRATTVILLE TOWN CENTER

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

(1)                     Business

Prattville Town Center (the Property) is located in Prattville, Alabama. The Property has approximately 169,000 square feet (unaudited) of gross leasable area and was approximately 88% leased at December 31, 2010. The Property is leased to a total of 21 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Prattville Legends, L.L.C., acquired the Property on March 11, 2011 from Prattcenter, LLC, an unaffiliated third party.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $26,029 for the year ended December 31, 2010.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from two to eight years, as of December 31, 2010, are as follows:

Year:
2011	$2,194,613
2012	2,195,637
2013	1,901,258
2014	1,684,937
2015	1,552,537
Thereafter	3,078,052
$12,607,034

(Continued)

PRATTVILLE TOWN CENTER

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)                     Related-Party Transactions

Collett & Associates (Collett), an affiliate of Prattcenter, LLC, provided property management services to the Property. Collett established an agreement with the Property in which the Property would pay a management fee of 4% of collected revenue earned by the Property. The Property incurred management fees of $99,399, which are included in operating expenses for the year ended December 31, 2010. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(6)                     Subsequent Events

Subsequent to December 31, 2010 and through April 8, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Northcrest Shopping Center (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Northcrest Shopping Center for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 8, 2011

NORTHCREST SHOPPING CENTER

Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

Gross income:
Base rental income	$2,173,968
Operating expense, insurance, and real estate tax recoveries	260,995
Total gross income	2,434,963
Direct operating expenses:
Operating expenses	328,246
Insurance	23,152
Real estate taxes	81,502
Total direct operating expenses	432,900
Excess of gross income over direct operating expenses	$2,002,063

See accompanying notes to historical summary of gross income and direct operating expenses.

NORTHCREST SHOPPING CENTER

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

(1)                     Business

Northcrest Shopping Center (the Property) is located in Charlotte, North Carolina. The Property has approximately 134,000 square feet (unaudited) of gross leasable area and was approximately 75% leased at December 31, 2010. The Property is leased to a total of 19 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Charlotte Northcrest, L.L.C., acquired the Property on March 11, 2011 from Reames Investors, L.L.C., an unaffiliated third party.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $52,749 for the year ended December 31, 2010.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from two to eight years, as of December 31, 2010, are as follows:

Year:
2011	$2,167,164
2012	2,168,420
2013	2,136,207
2014	1,736,348
2015	1,615,477
Thereafter	3,566,935
$13,390,551

(Continued)

NORTHCREST SHOPPING CENTER

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Year ended December 31, 2010

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)                     Related-Party Transactions

Collett & Associates (Collett), an affiliate of Reames Investors, L.L.C., provided property management services to the Property. Collett established an agreement with the Property in which the Property would pay a management fee of 4% of collected revenue earned by the Property. The Property incurred management fees of $92,830, which are included in operating expenses for the year ended December 31, 2010. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(6)                     Subsequent Events

Subsequent to December 31, 2010 and through April 8, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Landstown Commons (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Landstown Commons for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 8, 2011

LANDSTOWN COMMONS

Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

Gross income:
Base rental income	$7,400,408
Operating expense, insurance, and real estate tax recoveries	1,125,411

Total gross income	8,525,819

Direct operating expenses:
Operating expenses	848,976
Insurance	284,035
Real estate taxes	521,055

Total direct operating expenses	1,654,066

Excess of gross income over direct operating expenses	$6,871,753

See accompanying notes to historical summary of gross income and direct operating expenses.

LANDSTOWN COMMONS

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Year ended December 31, 2010

(1)                     Business

Landstown Commons (the Property) is located in Virginia Beach, Virginia. The Property has approximately 410,000 square feet (unaudited) of gross leasable area and was approximately 94% leased at December 31, 2010. The Property is leased to a total of 63 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Virginia Beach Landstown, L.L.C., acquired the Property on March 25, 2011 from Mountain Ventures Virginia Beach, L.L.C., an unaffiliated third party.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $321,188 for the year ended December 31, 2010.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to seventy-five years, as of December 31, 2010, are as follows:

Year:
2011	$7,603,142
2012	7,573,418
2013	6,983,567
2014	6,536,114
2015	6,223,626
Thereafter	42,064,622
$76,984,489

(Continued)

LANDSTOWN COMMONS

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Year ended December 31, 2010

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)                     Related-Party Transactions

Goodman Properties, Inc. (Goodman), an affiliate of Mountain Ventures Virginia Beach, LLC, provided property management services to the Property. Goodman established an agreement with the Property in which the Property would pay a management fee of 3% of collected revenue earned by the Property. The Property incurred management fees of approximately $213,430, which are included in operating expenses for the year ended December 31, 2010. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(6)                     Subsequent Events

Subsequent to December 31, 2010 and through April 8, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions or financings had occurred on

December 31, 2010.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2010, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2010. The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, and Landstown Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties (C)	$313,409,801	$134,558,052	$447,967,853
Cash and cash equivalents (E)	40,900,603	17,588,686	58,489,289
Restricted cash and escrows	9,597,135	—	9,597,135
Investment in marketable securities	5,810,374		5,810,374
Investment in unconsolidated entities	189,861	—	189,861
Accounts and rents receivable, net	2,307,605	—	2,307,605
Acquired lease intangibles, net (C) (D)	73,778,189	21,582,796	95,360,985
Deferred costs, net	2,861,863	—	2,861,863
Other assets	1,259,004	—	1,259,004
Total assets	$450,114,435	$173,729,534	$623,843,969

Liabilities and Equity

Mortgages, credit facility and securities margins payable (C)	$192,871,495	$89,375,000	$282,246,495
Accrued offering expense	234,629	—	234,629
Accounts payable and accrued expenses (F)	1,290,000	203,000	1,493,000
Distributions payable	1,288,633	—	1,288,633
Accrued real estate taxes payable	783,275	—	783,275
Deferred investment property acquisition obligations (C) (G)	12,904,371	9,058,233	21,962,604
Other liabilities	1,979,828	—	1,979,828
Acquired below market lease intangibles, net (C) (D)	8,674,351	1,965,275	10,639,626
Due to related parties	4,138,818	—	4,138,818
Total liabilities	224,165,400	100,601,508	324,766,908

Stockholders’ equity:
Preferred stock	—	—	—
Common stock (H)	26,121	7,722	33,843
Additional paid in capital, net of offering costs (H)	231,881,728	73,120,304	305,002,032
Accumulated distributions and net loss (I)	(10,525,282)	—	(10,525,282)
Accumulated other comprehensive income	164,141	—	164,141
Total company stockholders’ equity	221,546,708	73,128,026	294,674,734
Noncontrolling interests	4,402,327	—	4,402,327
Total equity	225,949,035	73,128,026	299,077,061
Total liabilities and equity	$450,114,435	$173,729,534	$623,843,969

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

December 31, 2010

(unaudited)

(A)                            The historical column represents the Company’s Consolidated Balance Sheet as of December 31, 2010 as filed with the Securities and Exchange Commission on Form 10-K.

(B)                              The pro forma adjustments column include adjustments related to our significant acquisitions which occurred after December 31, 2010 and are detailed below as follows:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	Pro Forma Adjustments
Net investment properties	$30,921,808	$25,718,318	$77,917,926	$134,558,052

Intangible assets, net	$3,436,604	$3,782,765	$14,363,427	$21,582,796

Intangible liabilities, net	$346,897	$471,775	$1,146,603	$1,965,275

Deferred investment property acquisition obligations	$6,977,435	$2,080,798	$—	$9,058,233

Mortgages, credit facility and securities margins payable	$—	$—	$89,375,000	$89,375,000

(C)                              The pro forma adjustments reflect the acquisition of the following properties by the Company.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

		Mortgages, credit facility,
Purchases	Acquisition price	and securities margins payable
Northcrest Shopping Center	$27,034,080	$—
Prattville Town Center	26,948,510	—
Landstown Commons	91,134,750	89,375,000
	$145,117,340	$89,375,000

Allocation of net investments in properties:
Land	$16,100,000
Building and improvements	118,458,052
Acquired lease intangible assets, net	21,582,796
Acquired lease intangible liabilities, net	(1,965,275)
Deferred investment property acquisition obligations	(9,058,233)
Total	$145,117,340

Allocations are preliminary and subject to change.

(D)                             Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(E)                               Pro forma cash proceeds of $17,588,686 represents the cash received from the issuance of equity and mortgage financings through March 25, 2011 less the pro forma net acquisition price of investments in real estate.

(F)                               Estimated accrued acquisition related costs for the property acquisitions included in (B).

(G)                              The acquisitions described in (B) include earnout components to the purchase price, meaning the Company did not pay a portion of the purchase price of the properties at closing, although the Company owns the entire property. These earnout components are recorded at the estimated fair value at the date of the property acquisition. The Company is not obligated to pay these contingent purchase price amounts unless spaces which were vacant at the time of acquisition are later rented within the time limits and other agreed terms set forth in the acquisition agreements.  The earnout payments are based on a predetermined formula applied to rental income received.  The earnout agreements have a limited obligation period of three years from the date of acquisition.

(H)                             Additional offering proceeds of $73,128,026, net of additional offering costs of $7,179,506, are reflected as received as of December 31, 2010 based on offering proceeds actually received as of March 25, 2011.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(I)                                  No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the significant properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2010 or the date significant operations commenced.  Pro Forma adjustments have been made for the properties that were purchased or financed subsequent to December 31, 2010.  The Pro Forma adjustments were made for Northcrest Shopping Center, Prattville Town Center and Landstown Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$14,323,524	$11,044,203	$25,367,727
Tenant recovery income	3,282,089	1,688,284	4,970,373
Other property income	592,839	—	592,839
Total income	18,198,452	12,732,487	30,930,939

General and administrative expenses	1,872,417	—	1,872,417
Acquisition related costs	1,953,181	—	1,953,181
Property operating expenses (D)	3,321,058	2,008,125	5,329,183
Real estate taxes	2,261,995	726,154	2,988,149
Depreciation and amortization (C)	5,669,357	6,503,823	12,173,180
Business management fee - related party	602,802	—	602,802
Total expenses	15,680,810	9,238,102	24,918,912

Operating income	2,517,642	3,494,385	6,012,027

Interest and dividend income	358,243	—	358,243
Realized loss on investment securities	(2,532)	—	(2,532)
Interest expense (E)	(4,522,070)	(3,559,095)	(8,081,165)
Equity in income of unconsolidated entities	1,361	—	1,361

Net loss	(1,647,356)	(64,710)	(1,712,066)

Less: net income attributable to noncontrolling interests	(95,633)	—	(95,633)

Net loss attributable to common stockholders	$(1,742,989)	$(64,710)	$(1,807,699)

Net loss attributable to common stockholders per common share, basic and diluted (F)	$(0.13)		$(0.05)
Weighted average number of common shares outstanding, basic and diluted (F)	13,671,936		33,842,669

Comprehensive income (loss):

Net loss	$(1,647,356)	$(64,710)	$(1,712,066)

Other comprehensive income:
Unrealized gain on investment securities	161,609	—	161,609
Loss reclassified into earnings from other comprehensive income	2,532	—	2,532

Comprehensive loss	(1,483,215)	(64,710)	(1,547,925)
Less: comprehensive income attributable to noncontrolling interests	(95,633)	—	(95,633)
Comprehensive loss attributable to common stockholders	$(1,578,848)	$(64,710)	$(1,643,558)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

(A)                            The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year December 31, 2010 as filed with the Securities and Exchange Commission on Form 10-K.

(B)                              Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2010.

Total income, property operating expenses, real estate taxes and interest expense for the year ended December 31, 2010 is based on information provided by the seller for Northcrest Shopping Center, Prattville Town Center and Landstown Commons.

The pro forma adjustments for the year ended December 31, 2010 are composed of the following adjustments:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	Total Pro Forma Adjustments

Rental income	$2,121,791	$2,111,671	$6,810,741	$11,044,203
Tenant recovery income	260,995	301,878	1,125,411	1,688,284
Other property income	—	—	—	—
Total income	2,382,786	2,413,549	7,936,152	12,732,487

Property operating expenses	363,573	341,309	1,303,243	2,008,125
Real estate taxes	81,502	123,597	521,055	726,154
Depreciation and amortization	1,728,705	1,391,406	3,383,712	6,503,823
Total expenses	2,173,780	1,856,312	5,208,010	9,238,102

Operating income	209,006	557,237	2,728,142	3,494,385

Interest expense	—	—	3,559,095	3,559,095

Net income (loss)	$209,006	$557,237	$(830,953)	$(64,710)

(C)                              Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                             Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)                               The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Landstown Commons - mortgage	$68,375,000	3.24%	March 24, 2012
Landstown Commons - credit facility	21,000,000	4.50%	October 31, 2012
	$89,375,000

(F)                               The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2010 was calculated assuming all shares sold through March 25, 2011 were issued on January 1, 2010.